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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 20, 2006

                              CROSSTEX ENERGY, L.P.
             (Exact name of registrant as specified in its charter)

             DELAWARE                   000-50067             16-1616605
  -------------------------------      ------------      -------------------
  (State or other jurisdiction of      (Commission        (I.R.S. Employer
  incorporation or organization)       File Number)      Identification No.)

            2501 CEDAR SPRINGS, SUITE 100
                    DALLAS, TEXAS                                75201
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      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

         On March 20, 2006, Crosstex Energy, L.P. (the "Registrant") issued a press release announcing certain guidance for 2006. As previously announced on the Registrant's Current Report on Form 8-K dated March 17, 2006, the Registrant and Crosstex Energy, Inc. are hosting their second annual analyst meeting on March 20, 2006 from 8:30 a.m. - noon (CST). The meeting will be available live by conference call and webcast and will be available for replay for 30 days following the event. The slides for the Registrant's presentation at the analyst meeting have also been posted on the Investor Information events page of the Registrant's website at www.crosstexenergy.com. The information contained on the Registrant's website is not incorporated by reference herein.

         A copy of the press release is furnished as Exhibit 99.1 to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)  Exhibits.

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Exchange Act.

       EXHIBIT
       NUMBER      DESCRIPTION
       -------     -------------------------------------------------------------
       99.1    --  Press release dated March 20, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CROSSTEX ENERGY, L.P.

                                         By:  Crosstex Energy GP, L.P.,
                                              its General Partner

                                         By:  Crosstex Energy GP, LLC,
                                              its General Partner


Date: March 20, 2006                          By:   /s/ William W. Davis
                                                    ----------------------------
                                                    William W. Davis
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
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99.1    --  Press Release dated March 20, 2006.

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